Exhibit 10.1

EXECUTION COPY

AMENDED AND RESTATED

SUPPLEMENT NO. 4 TO SERIES 2006-ONE SUPPLEMENT to MASTER INDENTURE

This AMENDED AND RESTATED SUPPLEMENT NO. 4 TO SERIES 2006-ONE SUPPLEMENT to MASTER INDENTURE, dated as of September 10, 2008 (this “Supplement”), is entered into among COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST III, a business trust organized and existing under the laws of the State of Nevada (the “Issuer”), COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer (the “Servicer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Indenture Trustee (together with its successors in the trusts thereunder as provided in the Indenture, the “Indenture Trustee”) under the Master Indenture dated as of March 10, 2006 (the “Indenture”) among the Issuer, the Servicer and the Indenture Trustee.

RECITALS

1.     The Issuer, the Servicer and the Indenture Trustee are parties to that certain Series 2006-One Supplement dated as of March 10, 2006, as amended by Supplement No. 1 dated as of September 29, 2006, Supplement No. 2 dated as of November 2, 2007 and Supplement No. 3 dated as of December 31, 2007 (as so previously supplemented and as amended, supplemented or otherwise modified from time to time, the “Indenture Supplement”).

2.     The parties hereto desire to amend and supplement the Indenture Supplement as hereinafter set forth.

3.     The parties hereto entered into Supplement No. 4 to Series 2006-One Supplement, dated as of September 10, 2008 (the “Original Supplement No. 4”), and wish to amend and restate the Original Supplement No. 4 as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Original Supplement No. 4 is amended and restated as follows:

1.     Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Indenture Supplement shall have the same meanings herein as therein.

2.     Amendments to Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by:

(a)     effective on October 1, 2008, deleting Items 1, 2 and 5 of Schedule A thereto and substituting, in lieu thereof, Items 1, 2 and 5 of Schedule A to this Supplement.

(b)     effective on October 1, 2008, deleting the definition of “Overconcentration Amount” in its entirety and substituting, in lieu thereof, the following:

“Overconcentration Amount” shall mean, for any date of determination, an amount equal to $0.

(c) deleting the definition of “Excess Spread Percentage” in its entirety and substituting, in lieu thereof, the following:

“Excess Spread Percentage” shall mean, with respect to any Monthly Period, the average of the Monthly Excess Spread Percentages for such Monthly Period and the two preceding Monthly Periods.

(d) adding the following definition to Section 2.01 in the appropriate alphabetical order:

“Monthly Excess Spread Percentage” shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (A) the numerator of which is equal to (i) Series Finance Charge Collections with respect to such Monthly Period, plus (ii) without duplication of amounts referred to in clause (i) above, the amount of Interchange to be included as Series Finance Charge Collections for such Monthly Period pursuant to subsection 3.01(c), minus (iii) the Series Default Amount for the Distribution Date with respect to such Monthly Period, minus (iv) the Monthly Servicing Fee for the Distribution Date with respect to such Monthly Period, minus (v) the Monthly Supplemental Servicing Fee for the Distribution Date with respect to such Monthly Period, minus (vi) Series 2006-One Monthly Interest with respect to such Monthly Period, and (B) the denominator of which is the average Note Principal Balance with respect to such Monthly Period

(e) deleting clause (vii) of subsection 4.05(a) in its entirety and substituting, in lieu thereof, the following:

(vii) if an Early Redemption Event set forth in subparagraph (d), (e), (f), (g), (h), (i), (j), (l), (m) or (o) of Section 6.01 has occurred and is continuing, an amount up to the Class A Note Principal Balance on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

(f) Section 4.11 is amended by adding the following at the end thereof:

(f) In the event that an Early Redemption Event has occurred and is continuing, the Available Spread Account Amount shall be withdrawn from the Spread Account on the next succeeding Transfer Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer), deposited into the Collection Account and included in Available Funds for the related Distribution Date.

(g) adding the following as clause (o) of Section 6.01:

and (o) CompuCredit fails to maintain a minimum of $50,000,000 of Liquidity and such failure shall continue unremedied for thirty days. “Liquidity” means, with respect to any date, (A) unrestricted cash on such date and (B) amounts available to be drawn under the credit facilities of the CompuCredit and its consolidated subsidiaries, including amounts available to be drawn hereunder, so long as the CompuCredit and its consolidated subsidiaries can satisfy all conditions precedent to borrowing such amounts under such facilities;

(h) deleting the phrase “subparagraph (d), (e), (f), (h), (i), (j), (l), (m) or (n)” in the last paragraph of Section 6.01 and substituting, in lieu thereof, “subparagraph (d), (e), (f), (h), (i), (j), (l), (m), (n) or (o)”.

and

(i) deleting Section 7.02.

3. Effect of Supplement. Except as expressly amended and modified by this Supplement, all provisions of the Indenture Supplement shall remain in full force and effect. After this Supplement becomes effective, all references in the Indenture Supplement to “this Supplement”, “hereof”, “herein” or words of similar effect referring to the Indenture Supplement shall be deemed to be references to the Indenture Supplement as amended by this Supplement. This Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture other than as expressly set forth herein.

4. Counterparts. This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6. Section Headings. The various headings of this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or the Indenture Supplement or any provision hereof or thereof.

7. Representations and Warranties. The Issuer represents and warrants that (i) all of its representations and warranties set forth in the Indenture Supplement are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Early Redemption Event, and no Termination Event under the Class A Note Purchase Agreement, has occurred and is continuing.

8. No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust, FSB, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, FSB but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust, FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other document to which the Issuer is a party.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first written above.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST III, Issuer

By:	WILMINGTON TRUST FSB
not in its individual capacity, but solely as Owner Trustee

By:
Name: Title:

U.S. BANK NATIONAL ASSOCIATION, Indenture Trustee

By:
Name: Title:

COMPUCREDIT CORPORATION, Servicer

By:
Name: Title:

[Signature page to Amended and Restated Supplement No.4 to Series 2006-One Indenture Supplement]

The undersigned hereby consent to the amendment of the Indenture Supplement pursuant to the foregoing Amended and Restated Supplement No. 4.

DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent

By:
Name: Title:

By:
Name: Title:

NANTUCKET FUNDING CORP., LLC, as Class A Purchaser,

By:
Name: Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as Class A Purchaser and Committed Purchaser,

By:
Name: Title:

By:
Name: Title: